UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

CORVEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40254	82-4233771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 North Fairfax Drive, Suite 3230, Arlington, Virginia	22226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) GET-GPUS ((866) 438-4787)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MOVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3. 02 Unregistered Sales of Equity Securities.

The disclosure under Item 8.01 below is incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on March 19, 2026, Corvex, Inc. (the “Company”) acquired Corvex Legacy Holdings, Inc. (formerly known as Corvex, Inc.) (“Corvex OpCo”), in accordance with the terms of the Amended and Restated Agreement and Plan of Merger, dated March 19, 2026 (the “Merger Agreement”), by and among the Company, Thor Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Corvex OpCo. Pursuant to the Merger Agreement, Merger Sub merged with and into Corvex OpCo, pursuant to which Corvex OpCo was the surviving corporation and became a wholly owned subsidiary of the Company (the “Merger”).

Appointment of Seth Demsey as co-Chief Executive Officer

On July 1, 2026, as previously disclosed and pursuant to the terms of the Merger Agreement, Seth Demsey was appointed co-Chief Executive Officer of the Company, alongside Jay Crystal, effective following the Annual Meeting (as defined below).

Mr. Demsey, age 49, has served as a member of the Company’s board of directors since March 19, 2026. Mr. Demsey has served as the Co-Chief Executive Officer and Co-Founder of Corvex OpCo and on the Corvex OpCo board of directors since October 2024. Before joining Corvex OpCo, Mr. Demsey served as the chief executive officer and co-founder of Configure8 from May 2021 through October 2024. He has spent nearly three decades architecting and operating high-impact AI/ML and developer platforms across startups and industry leaders including NASA, Microsoft, Google, and AOL/Yahoo!. He holds dozens of patents spanning high-performance computing, distributed systems, security, and data management. Prior to co-founding Corvex OpCo, Mr. Demsey served in technical leadership roles driving innovation in large-scale distributed computing and mission-critical infrastructure. His expertise encompasses the full stack of cloud infrastructure technologies required to deliver reliable, high-performance AI computing at scale. Mr. Demsey received a Bachelor of Science degree in Computer Engineering from Bucknell University and was previously a business fellow at The Wharton School of the University of Pennsylvania.

Pursuant to the Merger Agreement, on March 19, 2026, the Company entered into an Employment Agreement with Mr. Demsey. A description of the terms and conditions of Mr. Demsey’s Employment Agreement is set forth in Item 5.02 of the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on March 19, 2026 (the “March 19 Form 8-K”), which such description is incorporated by reference herein. Such description of Mr. Demsey’s Employment Agreement does not purport to be complete and is qualified in its entirety by reference to Mr. Demsey’s Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Approval of Corvex, Inc. 2026 Equity Incentive Plan

On July 1, 2026, the stockholders of the Company approved the Corvex, Inc. 2026 Equity Incentive Plan (the “2026 Plan”).  A description of the terms and conditions of the 2026 Plan is set forth in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders of the Company that was commenced on June 26, 2026, adjourned, and reconvened on July 1, 2026 (the “Annual Meeting”), as filed with the Securities and Exchange Commission on June 5, 2026 (the “Annual Meeting Proxy Statement”) under the heading “Proposal 5 – The 2026 Plan Proposal”, which such description is incorporated by reference herein.  This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2026 Plan, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Approval of Corvex, Inc. 2026 Employee Stock Purchase Plan

On July 1, 2026, the Company’s stockholders approved the Corvex, Inc. 2026 Employee Stock Purchase Plan (the “ESPP”) at the Annual Meeting. A description of the terms and conditions of the ESPP is set forth in the Annual Meeting Proxy Statement under the heading “Proposal 6 – The 2026 ESPP Proposal”, which such description is incorporated by reference herein. This summary does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the ESPP, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Series D Preferred Stock

As previously disclosed, in connection with the Merger the Company issued shares of Series C Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”) and Series D Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”) to the former security holders of Corvex OpCo. Certain holders of Series C Preferred Stock (the “Exchanging Stockholders”) expressed interest in exchanging their shares of Series C Preferred Stock for Series D Preferred Stock before the Annual Meeting. On July 1, 2026, the Company entered into exchange agreements with the Exchanging Stockholders to accommodate these requests (the “Preferred Exchange”).

In connection with the Preferred Exchange, the Company filed a Certificate of Increase with the Secretary of State of the State of Delaware to increase the number of authorized shares of Series D Preferred Stock to 50,000 shares (the “Certificate of Increase”). The Certificate of Increase did not otherwise amend the Certificate of Designations for the Series D Preferred Stock.

The foregoing description of the Certificate of Increase does not purport to be complete and is qualified in its entirety by reference to the Certificate of Increase, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 1, 2026, the Company reconvened the Annual Meeting that was commenced on June 26, 2026 and adjourned until July 1, 2026. The certified results of each of the matters voted upon at the Annual Meeting, which are more fully described in the Annual Meeting Proxy Statement, follow.

The Company’s stockholders elected two nominees to the Company’s Board of Directors (the “Board”) to serve for three-year terms as Class II directors and one nominee to the Board to serve for a one-year term as a Class III director, with votes cast as follows:

Director Name	For	Withheld	Broker Non-Votes
Jay Crystal, Class II Director	756,080	184	664,331
Patrick Fleury, Class II Director	756,080	184	664,331
Nicholas Donofrio, Class III Director	752,073	4,191	664,331

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(a) and 5635(b), the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the conversion of shares of Series C Preferred Stock and Series D Preferred Stock pursuant to the Merger Agreement (the “Conversion Proposal”), with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
605,849	1,326	1,024	664,331

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(a) and 5635(b), the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the vesting of restricted stock units and exercise of options issued and outstanding prior to the Merger pursuant to the Merger Agreement, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
605,237	1,803	1,159	664,331

The Company’s stockholders ratified the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for 2026, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
1,418,132	1,131	1,332	--

The Company’s stockholders approved the 2026 Plan and the awards described in the New Plan Benefits table, the issuance of which are subject to the approval of the 2026 Plan, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
731,164	23,323	1,777	664,331

The Company’s stockholders approved the ESPP, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
745,067	9,567	1,630	664,331

 The Company’s stockholders approved the adjournment of the Annual Meeting to permit further solicitation of proxies, if necessary or appropriate, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
1,416,097	2,113	2,385	664,331

Item 8.01 Other Events.

Following the Annual Meeting and stockholder approval of the Conversion Proposal, on July 7, 2026, all outstanding shares of Series C Preferred Stock automatically converted into shares of the Company’s common stock in accordance with the Certificate of Designations for the Series C Preferred Stock. Additionally, on July 7, 2026, the Company effected the conversion shares of Series D Preferred Stock representing 4,752,244 shares of common stock into common stock pursuant to conversion notices submitted by holders of Series D Preferred Stock. Following such conversions, the Company has 27,635,745 shares of common stock outstanding and shares of Series D Preferred Stock convertible into 28,929,592 shares of common stock.

Item 9.01 Financial Statements and Exhibits.

Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

3.1	Certificate of Increase of Series D Non-Voting Convertible Preferred Stock
10.1	Employment Agreement between the Company and Seth Demsey (previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-k filed on March 19, 2026, which is incorporated herein by reference)
10.2	Corvex, Inc. 2026 Equity Incentive Plan (previously filed as Exhibit 4.12 to the Company’s Form S-8 (File No. 333-297203) filed on July 1, 2026, which is incorporated herein by reference)
10.3	Corvex, Inc. 2026 Employee Stock Purchase Plan (previously filed as Exhibit 4.15 to the Company’s Form S-8 (File No. 333-297203) filed on July 1, 2026, which is incorporated herein by reference)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEX, INC.

Date: July 7, 2026	By:	/s/ Chance Moreland
Chance Moreland
Chief Financial Officer